COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
    LARGE COMPANY GROWTH FUND OF THE DREYFUS GROWTH AND VALUE FUNDS, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


     EXHIBIT A:
     _________________________________________________
    |          |    LARGE     |    STANDARD & POOR'S  |
    |          |   COMPANY    |      500 COMPOSITE    |
    | PERIOD   |   GROWTH     |       STOCK PRICE     |
    |          |    FUND      |         INDEX*        |
    |--------  |  ---------   |    -----------------  |
    |12/29/93  |    10,000    |              10,000   |
    |1/31/94   |    10,360    |              10,340   |
    |4/30/94   |     9,608    |               9,745   |
    |7/31/94   |     9,848    |               9,979   |
    |10/31/94  |    10,440    |              10,360   |
    |1/31/95   |     9,928    |              10,393   |
    |4/30/95   |    10,636    |              11,443   |
    |7/31/95   |    11,727    |              12,579   |
    |10/31/95  |    12,036    |              13,096   |
    |_________________________________________________|

     *Source: Lipper Analytical Services, Inc.








    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY VALUE FUND OF THE DREYFUS GROWTH AND VALUE FUNDS, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


     EXHIBIT A:
    ________________________________________________
    |          |    LARGE     |    STANDARD & POOR'S  |
    |          |   COMPANY    |      500 COMPOSITE    |
    | PERIOD   |    VALUE     |       STOCK PRICE     |
    |          |    FUND      |         INDEX*        |
    |--------  |  ---------   |    -----------------  |
    |12/29/93  |    10,000    |              10,000   |
    |1/31/94   |    10,440    |              10,340   |
    |4/30/94   |     9,968    |               9,745   |
    |7/31/94   |    10,040    |               9,979   |
    |10/31/94  |    10,104    |              10,360   |
    |1/31/95   |    10,009    |              10,393   |
    |4/30/95   |    11,151    |              11,443   |
    |7/31/95   |    12,244    |              12,579   |
    |10/31/95  |    12,704    |              13,096   |
    |-----------------------------------------------  |

     *Source: Lipper Analytical Services, Inc.










    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY VALUE FUND OF THE DREYFUS GROWTH AND VALUE FUNDS, INC. AND THE RUSSELL 2000 INDEX


     EXHIBIT A:
    ___________________________________________
    |          |    SMALL     |                  |
    |          |   COMPANY    |                  |
    | PERIOD   |    VALUE     |    RUSSELL 2000  |
    |          |    FUND      |       INDEX*     |
    |--------  |  ---------   |    ------------  |
    |12/29/93  |    10,000    |         10,000   |
    |1/31/94   |    10,528    |         10,313   |
    |4/30/94   |     9,976    |          9,792   |
    |7/31/94   |     9,736    |          9,509   |
    |10/31/94  |     9,944    |          9,965   |
    |1/31/95   |     9,813    |          9,696   |
    |4/30/95   |    10,519    |         10,502   |
    |7/31/95   |    11,657    |         11,884   |
    |10/31/95  |    12,062    |         11,791   |
    |------------------------------------------  |

     *Source: Lipper Analytical Services, Inc.



    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY GROWTH PORTFOLIO OF THE DREYFUS FOCUS FUNDS, INC. AND THE RUSSELL 2000 INDEX


     EXHIBIT A:
    ___________________________________________
    |          |    SMALL     |                  |
    |          |   COMPANY    |                  |
    | PERIOD   |   GROWTH     |    RUSSELL 2000  |
    |          |  PORTFOLIO   |       INDEX*     |
    |--------  |  ---------   |    ------------  |
    |12/29/93  |    10,000    |         10,000   |
    |1/31/94   |    10,120    |         10,313   |
    |4/30/94   |     9,480    |          9,792   |
    |7/31/94   |     9,200    |          9,509   |
    |10/31/94  |     9,816    |          9,965   |
    |1/31/95   |     9,094    |          9,696   |
    |4/30/95   |    10,104    |         10,502   |
    |7/31/95   |    11,454    |         11,884   |
    |10/31/95  |    11,462    |         11,791   |
    |------------------------------------------  |

     *Source: Lipper Analytical Services, Inc.